UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2021
LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2021, Liquidity Services, Inc. (the “Company”) signed and closed a definitive agreement to purchase all of the issued and outstanding shares of stock of Bid4Assets, Inc., a Maryland corporation (“Bid4Assets”), pursuant to that certain Agreement and Plan of Merger (the “Agreement”), by and among the Company, Bid4Assets, certain of the holders of Bid4Assets’ outstanding capital stock (the “Shareholders”), USA B4A Sellers Rep LLC, a Maryland limited liability company, in its capacity as representative, agent and attorney-in-fact for the Shareholders (the “Representative”), and Liquidity Services RE Ventures, Inc., a Maryland corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Company effectuated the acquisition through the merger of Merger Sub with and into Bid4Assets, with Bid4Assets surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Bid4Assets, headquartered in Silver Spring, Maryland, operates real estate online auction websites, hosting a variety of property sales including tax foreclosures, sheriff’s sales and federal forfeiture auctions.

Pursuant to the Agreement, the Company paid to the Shareholders approximately $15 million in cash, including the assumption of a minimum working capital amount of $300,000. The Shareholders are eligible to receive earnout consideration of up to $37.5 million in cash, payable based on Bid4Assets’ achievement of certain EBITDA targets measured as of each trailing twelve month period and determined at the end of each calendar quarter, for the period from October 1, 2021 until the quarter ended December 31, 2022.

The consideration is subject to customary post-closing price adjustments to true-up the at-closing amounts of working capital calculations. Further, $1.5 million of the cash consideration otherwise payable to the Shareholders at the closing will be deposited into escrow as partial security against indemnity claims. The Agreement contains customary representations, warranties and covenants of the parties. Additionally, certain Shareholders agreed not to directly or indirectly engage in certain activities that would compete with Bid4Assets, and not to directly or indirectly solicit or otherwise interfere with Bid4Assets’ employees or Bid4Assets’ relationships with its suppliers and customers for five years after closing of the Merger. Mr. Jesse Loomis, current Chief Executive Officer of Bid4Assets, also agreed to such restrictions for three years after closing. Mr. Loomis will to continue to lead Bid4Assets post-closing.

The Agreement also contains indemnification obligations of each party, subject to the terms and conditions set forth in the Agreement, with respect to breaches of representations, warranties and covenants and certain other specified matters. The Shareholders’ indemnification obligations may also be satisfied pursuant to the Company's set-off rights against amounts payable in connection with the earnout consideration described above.

In connection with the Merger, the Company also agreed at closing to issue up to a total of 125,000 restricted stock units in a private placement to Mr. Loomis, (i) 55,000 of which are time-based and vest over a four year period, and (ii) 70,000 of which are performance-based and vest upon Bid4Asset’s achievement of certain performance targets, subject in each case to Mr. Loomis’ continued employment with the Company.

The above description of the Agreement and Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Bid4Assets or the Shareholders. The Agreement contains representations and warranties that the Company, on one hand, and Shareholders, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the Agreement or contained in confidential disclosure schedules. These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders, or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Bid4Assets or the Shareholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On November 1, 2021, the Company issued a press release announcing the execution of the Agreement and completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Item 7.01 of Current Report on Form 8-K and Exhibit 99.1 attached hereto (the “7.01 Information”) will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will the 7.01 Information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook; expected future results; expected future effective tax rates; and trends and assumptions about future periods or events as a result of the Bid4Assets acquisition. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Our business is subject to a number of risks and uncertainties, and our past performance is no guarantee of our performance in future periods. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements

There are several risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, potential changes in political, business and economic conditions; the duration of the COVID-19 pandemic and the effects of COVID-19 on our business and operations and on the general economy, including effects on our sellers and customers, any regional or general economic downturn or crisis and any conditions that affect e-commerce growth or cross-border trade; the Company’s ability to realize expected growth opportunities in heavy equipment and real estate asset categories; increases in the supply of new vehicles and silicon chips that might disrupt favorable recovery trends; the Company’s need to manage attracting buyers to a broad range of asset categories with varying degrees of maturity and in many different geographies; the ability to successfully intermediate payments on our marketplace platform; the Company’s need to successfully react to the increasing importance of mobile commerce and the increasing environmental and social impact aspects of e-commerce in an increasingly competitive environment for our business, including not only risks of disintermediation of our e-commerce services by our competitors but also by our buyers and sellers; the impact of the COVID-19 pandemic on our Company, our employees, our sellers and buyers, and global supply chains; disruptions of cross-border transactions due to COVID-19 pandemic restrictions on travel and shipping, including the impact of such disruptions on the Company’s ability to generate profits, grow GMV or accurately forecast transactions; the Company’s ability to timely upgrade and develop our technology systems, infrastructure and marketing and customer service capabilities at reasonable cost while maintaining site stability and performance and adding new products and features; the Company’s ability to attract, retain and develop the skilled employees that we need to support our business; the Company’s ability to integrate, manage and grow businesses that have been acquired or may be acquired in the future, including the acquisition of Bid4Assets; and the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, which is available on the SEC and Company websites. There may be other factors of which we are currently unaware or which we deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger, effective as of November 1, 2021, by and among, Liquidity Services, Inc., Liquidity Services RE Ventures, Inc., Bid4Assets, Inc., USA B4A Sellers Rep LLC, and certain holders of the outstanding stock of Bid4Assets.

99.1	Press Release of Liquidity Services, Inc., announcing the acquisition of Bid4Assets, dated November 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: November 1, 2021	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary

3

Exhibit Index

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger, effective as of November 1, 2021, by and among, Liquidity Services, Inc., Liquidity Services RE Ventures, Inc., Bid4Assets, Inc., USA B4A Sellers Rep LLC, and certain holders of the outstanding stock of Bid4Assets.

99.1	Press Release of Liquidity Services, Inc., announcing the acquisition of Bid4Assets, dated November 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4